SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 29, 2004 (Date of earliest event reported)
American International Petroleum Corp (Exact name of registrant as specified in its charter)
TX (State or other jurisdiction of incorporation)	0-14905 (Commission File Number)	13-3130236 (IRS Employer Indentification Number)
	2950 North Loop West (Address of principal executive offices)	77092 (Zip Code)
Registrant's telephone number, including area code: 713.462.4122

Item 5. Other Events and Regulation FD Disclosure

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of American International Petroleum Corp dated January 29, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2004	AMERICAN INTERNATIONAL PETROLEUM CORP By: /s/ Denis Fitzpatrick Denis Fitzpatrick CFO